UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 9, 2025

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) Steel Dynamics, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on May 12, 2025, regarding, among other things, the planned retirement from Steel Dynamics, Inc. of Glenn Pushis, Senior Vice President Special Projects. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2025, Glenn Pushis and the Company agreed that Mr. Pushis will retire from the Company effective January 9, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: September 30, 2025	By:	Theresa E. Wagler
	Title:	Executive Vice President and
Chief Financial Officer